BlackRock Funds III
BlackRock Bond Index Fund
BlackRock S&P 500 Stock Fund
LifePath® Retirement Portfolio
LifePath 2020® Portfolio
LifePath 2030® Portfolio
LifePath 2040® Portfolio
LifePath® 2050 Portfolio
(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 26, 2010 to the
Prospectuses and Statements of Additional Information of each Fund

The following changes are made to the Prospectuses and Statements of Additional Information of each Fund to reflect the change in each Fund’s transfer agent and distributor:

Effective after the close of business on Friday, March 26, 2010, PNC Global Investment Servicing (U.S.) Inc., Bellevue Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent of each Fund, replacing State Street Bank and Trust Company. Effective March 26, 2010, after the close of business, all references in the Prospectuses and Statements of Additional Information to the Transfer Agent or State Street Bank and Trust Company, only in its capacity as the transfer and dividend disbursing agent, will be to PNC Global Investment Servicing (U.S.) Inc. Questions regarding buying, selling or exchanging shares may be directed to BlackRock Fund Advisors at 1-800-537-4942. In addition, all written correspondence may be sent to BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019, or for overnight delivery, 101 Sabin Street, Pawtucket, Rhode Island 02860-1427.

Effective March 29, 2010, for purchases of Fund shares, you should instruct your bank to wire funds as follows:

Payee Bank Name: PNC Bank
Address: Philadelphia, PA
ABA Routing #: 031000053
Bank Account #: 8550933418
Fund Name: [Fund Code or Name]
Shareholder Account #:
Shareholder Name:

The description of State Street Bank and Trust Company, in its capacity as the transfer and dividend disbursing agent of each Fund, found in the Statements of Additional Information is hereby replaced with the following:

Transfer and Dividend Disbursing Agent. PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), a subsidiary of PNC, acts as each Fund’s transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. PNC GIS is paid fees for the services it provides based on the type of account and the level of services provided. PNC GIS is also entitled to be reimbursed for its reasonable out-of-pocket expenses. BTC has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. PNC GIS may be paid fees for certain accounts that participate in certain fee-based programs sponsored by BFA or its affiliates. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system.

Effective April 1, 2010, BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Fund Advisors, serves as the sole distributor of each Fund, replacing SEI Investments Distribution Co. Effective April 1, 2010, all references in the Prospectuses and Statements of Additional Information to the Distributor or SEI Investments Distribution Co. will be to BlackRock Investments, LLC.

The description of SEI Investments Distribution Co., in its capacity as the distributor of each Fund, found in the Statements of Additional Information is hereby replaced with the following:

Distributor. BlackRock Investments, LLC (the “Distributor”) is the distributor for the Funds’ shares. The Distributor is a registered broker-dealer located at 40 East 52nd Street, New York, New York 10022.

Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

This Supplement should be retained with your Prospectus and/or
Statement of Additional Information for future reference.

Code # MF-A-BLK-S1